Exhibit 99.02

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Safe Harbor Statement Lincoln at Town Square Plano, TX Ashton at Waterford Lakes Orlando, FL Coronado North Newport Beach, CA

4th Largest Apartment REIT Approximately 75,000 apartment homes $7.3 billion total market cap Portfolio positioned to capture job and demographic trends Proven Record of Delivering Shareholder Return: 1 Year: 23% 2 Years: 22% 5 Years: 23% 10 Years: 14% 30 consecutive years of dividend increases Compelling Growth Strategy Operations - accelerating momentum Asset development - achieving 8% to 10% ROI Market cycle investments - strong and growing contribution to FFO UDR Overview Lincoln at Towne Square - Plano, TX Lincoln at Towne Square - Plano, TX

UDR Overview Footprint of Opportunities Operate in 35 + Markets Range of Product, i.e., new, rehab, density opportunities Excellent Cash Flow from Core Holdings Wealth of Capabilities Exceptional Operator Proven Skills in Kitchen/Bath & Full Scope Rehabs Development Competence Condo Conversions and Sales Active Pipeline of Superior Return Opportunities Internal Rehabs Internal Condo Conversions Land Inventory Development - In-house, Joint Venture, Pre-Sales We Are On A Mission To Improve The Quality Of Our Real Estate

UDR Overview How are We Improving the Quality of our Real Estate? Kitchen/Bath & Full Scope Rehabs 11,000 kitchen/bath completed, 20,000 in pipeline 2,943 full scope rehabs in progress, $97 million budget for improvements Buying and Selling Communities with No/Minimal Dilution 2005 Acquisitions: $391M at 5.4% Cap Rate 2005 Sales: $427M at 5.3% Cap Rate Development Pipeline 2,200 homes under construction with $340 million investment Pipeline of $595 million of opportunities in process What Does this Accomplish? Improves Exposure to High Growth, High Barrier Markets Maintains Geographic Diversity Allows us to Match Capital with Opportunity Accelerates Rent Growth We Are On A Mission To Improve The Quality Of Our Real Estate

Top States for 2006 Projected Net Operating Income California: 25% 27% Florida: 15% 15% Metro D.C.: 13% 14% Texas: 11% 10% North Carolina: 10% 9% Our Holdings as of May 2006 UDR - Overview *ProForma for acquisitions and dispositions under contract **Source: Economy.com Current Pro Forma*

UDR Overview We Are Executing A 3-Pronged Approach To Grow FFO And Create Value TODAY

Rents & Reimbursements Per occupied home = $852 Up $45 over prior year Up 5.6% over prior year Occupancy 94.8% - Up 60 bps over prior year Highest level in over four years Concessions Down 26% vs. prior year Early Second Quarter Results Show Continuing Strength 2006 First Quarter Results Expenses Up 5.7% over prior year Bottom Line NOI Up 6.6% over prior year UDR - Solid Operating Trends Average Monthly Rent & Reimbursements

Kitchen/Bath Program Before After UDR - Asset Development Dominion Park Green - Raleigh, NC Goals of K/B Program Increase NAV Low-Risk Redevelopment Attract Higher-Grade Resident Higher rent Better care of asset Neighborhood quality Flexibility/Modernization Standardization ? Lower cost maintenance

Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI 11,000 Completed; > 20,000 in Pipeline Kitchen/Bath Program Before After UDR - Asset Development Providence Court - Charlotte, NC

Before After UDR - Asset Development Legacy at Mayland - Richmond, VA How We Are Doing It Better? Complexity of execution Cross department cohesion Start with good location Cutting edge design Better cabinets Granite Stainless Steel New lighting Flexibility/adaptation Reconfiguration/modernization Flexible resource allocation Kitchen/Bath Program

Short Term Impacts Negative Occupancy loss Positive Lower risk development Faster ROI Drives traffic Re-tenant/higher turnover Can "test the market" on a small scale Kitchen & Bath Program UDR - Asset Development Long Term Impacts New Market Competes Well with Newer Product Higher ROIC than Acquisition/Development Higher Traffic Reduced Turnover Opportunity - Future Acquisitions Reduce Repair/Maintenance Energy Efficiency Re-Gain Lost Occupancy Competitive Price Point

Reinvest with Exterior Upgrades and Interior Renovations 9 Communities Underway, 2,943 Homes Targeting 8% to 10% Stabilized ROI 7,000 Homes Under Study Full Scope Rehabs Before After UDR - Asset Development Legacy at Mayland - Richmond, VA

Full Scope Rehabs UDR - Asset Development Lakeside North - Altamonte Springs, FL: 360 Homes, Sept. 2005 Start, May 2007 Completion Great Oaks - Elliott City, MD: 299 Homes, June 2006 Start, Dec. 2006 Completion Before After

UDR - Asset Development Dominion Park Green - Raleigh, NC: 200 Homes, Nov. 2005 Start, Dec. 2007 Completion Before After Pine Avenue - Long Beach, CA: 158 Homes, July 2006 Start, Mar. 2007 Completion Full Scope Rehabs

Full Scope Rehabs At March 31, 2006 UDR - Asset Development Before After Parkers Landing - Tampa, FL

16 garden-style communities 4,646 homes Purchase price: $755 million Current market value: $925 million Condo/density/Etc. market value: $1,100 million Cap rate at purchase: 5.5% Realized cap rate: 6.1% Cost per home: $162,721 Current value: $198,900 Condo/density/etc.: $238,000 1Q2006 Performance Revenue: Up 12% vs. 2005 NOI: Up 18% vs. 2005 At Current Values, the Essex Acquisition has Added $1.15 per share to NAV and Could Add Another $1.20 if We Execute Condo/Density/Etc. Initiatives Essex Portfolio Acquisition, September, 2004 UDR - Market Cycle Investments

Acquisitions/Dispositions UDR - Market Cycle Investments

Ground-Up Developments - Over 2,200 Homes Under Construction UDR - Market Cycle Investments As of 3/31/06

Future Development UDR - Market Cycle Investments

New Development in Rancho Cucamonga, CA 414 Homes $66 million Budget $160,100 Cost per Home 7.5% to 8.0% Return as Apartment Homes In Lease-Up: 57% Leased Verano UDR - Developments UDR - Developments UDR - Developments

Mandalay on the Lake UDR - Developments New Development in Los Colinas, TX 369 Homes $31 million Budget $83,700 Cost per Home 7.5% to 8.3% Return as Apartment Homes Expected Completion - 2Q06 In Lease-Up: 16% Leased

Waterside Towers UDR - Developments Purchased December 2003 Located in SW Washington D.C., 15 Minute Walk from National Mall Ten-Story Mid-Rise Structure 550 Existing Homes Current Rent: 1 Bed - $1,275 2 Bed - $1,725

UDR - Developments Waterside Towers Waterside Towers Waterside Towers ^ Planned Expansion on Existing Property ? 11 story tower ? 200 to 220 homes ? 12,000 to 18,000 sq. ft. for retail ? Estimated cost: $70 million ? Timing: Zoning - 18 mos. Pre-Construction - 14 mos. Construction - 24 mos. Contingency - 4 mos. Total - 60 mos.

JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $130 million budget $435,000 cost per home 6% to 6.5% return as apartment homes Joint Venture - Princeton Court UDR - Developments UDR - Developments UDR - Developments

Opportunity to Create Value and Reduce Exposure in Selected Markets at Attractive After-Tax Cap Rates Business that will Produce $2.5 million to $5.0 million of Quarterly FFO for Several Years Extensive Pipeline (over 15,000 homes) to Feed the Business for Many Years Condo Activity UDR - Condominiums

Condo Pipeline UDR - Condominiums

Strong Operator Delivering Stable, Predictable Returns Committed to Asset Development Asset development investments $150 investment in 2006 Achieving 8% to 10% ROI NAV creation - $1.50 increase in real estate value per $1 invested Focused on Value Creation through Market Cycle Investments Development activity $107 million for homes delivered in 2006 $200 million to $400 million annual future investment 7% - 8% expected stabilized returns Condo and development sale contribution Exceptional Value Multiple expansion potential - $6 to $7 price appreciation at average peer multiple, producing total shareholder return of over 25% 4.6% yield (as of 5/31/2006) Compelling Value Creation Strategy UDR - Summary

Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. Adjusted Funds From Operations (AFFO) - AFFO is usually calculated by adjusting out of Funds From Operations (FFO) certain "non cash" revenues and expenses and normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances). This calculation also is called Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD). Definitions